UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 18, 2015

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

120 Vantis, Suite 350
Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets

On December 18, 2015, a subsidiary of Sunstone Hotel Investors, Inc. (the “Company”) completed the sale (the “Entity sale”) to an unaffiliated third party (the “Buyer”) of 100% of the membership interests in Times Square Hotel Sub, LLC, the indirect holder of 100% of the leasehold interests through which the 468-room Doubletree Guest Suites Times Square (the “Hotel”), located in New York City, New York, is operated. The contractual gross sale price  was  $540.0 million. Concurrent with the sale, the Company repaid the remaining  $175.0 million balance of the mortgage secured by the Hotel for a total cost of approximately $176.6 million, including a $1.2 million prepayment penalty and $0.3 million in interest. In addition, the Company wrote off $1.7 million in related deferred financing fees.

There are no material relationships between the Buyer and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, other than in respect of the Entity sale.

Item 7.01Regulation FD Disclosure

On December 18, 2015, the Company issued a press release reporting the Entity sale, and that its board of directors declared a dividend of $1.26 per share of common stock to be paid in cash and/or shares of common stock (at the election of the stockholder and subject to a cash limit) on or before January 29, 2016, to stockholders of record at the close of business on December 31, 2015. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein. The press release has also been posted in the investor relations/press releases section of the Company’s website at www.sunstonehotels.com.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01Financial Statements and Exhibits

(b)	The following pro forma financial statements are furnished herewith:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015
Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2015 and 2014
Notes to Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2015 and 2014
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014

(d)	The following exhibits are furnished herewith:

Novemb
Exhibit No.	Description
99.1	Press release dated December 18, 2015

Unaudited Pro Forma Financial Information

The Company’s historical financial information as of and for the nine months ended September 30, 2015 and 2014 was derived from historical information originally reported in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2015. The Company’s historical information for the year ended December 31, 2014 was derived from its audited historical information originally reported in the Company’s Annual Report on Form 10-K filed with the SEC on February 19, 2015.

The following unaudited pro forma financial information gives effect to the following transactions:

•

The December 2015 sale of the entity (the “Entity sale”) which is the indirect holder of 100% of the leasehold interests through which the Doubletree Guest Suites Times Square (the “Hotel”), located in New York City, New York, is operated. The contractual gross sale price for the Entity sale is $540.0 million; and

•	The December 2015 repayment of debt secured by the Hotel, along with the related write-off of deferred financing fees.

The unaudited pro forma consolidated balance sheet as of September 30, 2015 is presented as if the Entity sale and related repayment of debt in December 2015 had occurred on September 30, 2015. The unaudited pro forma consolidated statements of operations for both the nine months ended September 30, 2015 and 2014, as well as the year ended December 31, 2014, are presented as if the Entity sale and related repayment of debt in December 2015 had occurred on January 1, 2014. In the opinion of the Company’s management, all significant adjustments necessary to reflect the effects of the Entity sale and related repayment of debt that can be factually supported within the SEC regulations covering the preparation of pro forma financial statements have been made.

The unaudited pro forma consolidated financial statements and related notes are presented for informational purposes only and do not purport to represent the Company’s financial position or results of operations as if the transactions had occurred on the dates discussed above. They also do not project or forecast the Company’s consolidated financial position or results of operations for any future date or period.

The unaudited pro forma financial statements should be read together with the Company’s historical consolidated financial statements and related notes included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2015 filed with the SEC on November 3, 2015, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 19, 2015. The pro forma adjustments are based on available information and upon assumptions that management believes are reasonable; however, the Company cannot assure you that actual results would not differ from the pro forma information and perhaps in material and adverse ways.  No attempt has been made to update matters in the unaudited pro forma financials except to the extent expressly provided above.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2015

(In thousands, except share data)

	Sunstone Hotel			Sunstone Hotel
	Investors, Inc.	Entity	Repayment of	Investors, Inc.
	Historical	Sale (A)	Debt (B)	Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$176,190	$520,574	$(173,434)	$523,330
Restricted cash	91,541	—	(3,250)	88,291
Accounts receivable, net	47,818	(2,168)	—	45,650
Inventories	1,363	(39)	—	1,324
Prepaid expenses	11,877	(2,096)	—	9,781
Total current assets	328,789	516,271	(176,684)	668,376
Investment in hotel properties, net	3,523,290	(309,528)	—	3,213,762
Deferred financing fees, net	10,637	—	(1,824)	8,813
Goodwill	990	—	—	990
Other assets, net	8,077	(444)	—	7,633
Total assets	$3,871,783	$206,299	$(178,508)	$3,899,574
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$33,401	$(1,241)	$—	$32,160
Accrued payroll and employee benefits	30,495	(3,203)	—	27,292
Dividends payable	12,730	—	—	12,730
Other current liabilities	50,341	(2,423)	—	47,918
Current portion of notes payable	206,822	—	(2,278)	204,544
Total current liabilities	333,789	(6,867)	(2,278)	324,644
Notes payable, less current portion	1,106,341	—	(173,165)	933,176
Capital lease obligations, less current portion	15,575	—	—	15,575
Other liabilities	35,258	(618)	—	34,640
Total liabilities	1,490,963	(7,485)	(175,443)	1,308,035
Commitments and contingencies
Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value, 100,000,000 shares authorized.
8.0% Series D Cumulative Redeemable Preferred Stock, 4,600,000 shares issued and outstanding at September 30, 2015, stated at liquidation preference of $25.00 per share	115,000	—	—	115,000
Common stock, $0.01 par value, 500,000,000 shares authorized, 207,604,391 shares issued and outstanding at September 30, 2015	2,076	—	—	2,076
Additional paid in capital	2,457,566	—	—	2,457,566
Retained earnings	416,804	213,909	(3,065)	627,648
Cumulative dividends	(662,744)	—	—	(662,744)
Total stockholders’ equity	2,328,702	213,909	(3,065)	2,539,546
Non-controlling interests in consolidated joint ventures	52,118	(125)	—	51,993
Total equity	2,380,820	213,784	(3,065)	2,591,539
Total liabilities and equity	$3,871,783	$206,299	$(178,508)	$3,899,574

See accompanying notes to unaudited pro forma consolidated balance sheet.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2015

The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2015 is based on the Company’s historical unaudited consolidated balance sheet as of September 30, 2015, as adjusted to assume that the following transactions which occurred in December 2015, had occurred on September 30, 2015:

•

The sale of the entity (the “Entity” and the “Entity sale”) which is the indirect holder of 100% of the leasehold interests through which the Doubletree Guest Suites Times Square (the “Hotel”), located in New York City, New York, is operated. The contractual gross sale price for the Entity sale is  $540.0 million; and

•

The repayment of debt secured by the Hotel, whose debt balance totaled $175.4 million as of September 30, 2015, as well as the write-off of related deferred financing fees, which totaled $1.8 million as of September 30, 2015.

In management’s opinion, all material adjustments to reflect the effects of the preceding transactions have been made. The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2015 is presented for illustrative purposes only, and is not necessarily indicative of what the Company’s actual financial position would have been had the transactions described above occurred on September 30, 2015, nor does it purport to represent the Company’s future financial position.

Notes and Management Assumptions:

A.Reflects the Entity sale as follows (in thousands):

Gross sale price	$540,000
Non-cash prorations (1)	(2,863)
Expected closing costs (2)	(16,563)
Expected net sale price	$520,574

(1)	Non-cash prorations reflect the disposal of the Hotel’s non-cash balance sheet accounts using values in existence as of September 30, 2015.
(2)	Expected closing costs include transfer tax, broker fees, legal fees and other miscellaneous fees and costs.

The Company’s estimated gain on the sale of the Entity, along with the associated increase to retained earnings, is calculated as follows using values in existence as of the September 30, 2015 pro forma consolidated balance sheet date (in thousands):

Gross sale price	$540,000
Expected closing costs	(16,563)
Investment in hotel property, net	(309,528)
Net gain on Entity sale	$213,909

B.Reflects the Repayment of Debt as follows:

•	Repayment of debt secured by the Hotel, whose debt balance totaled $175.4 million as of September 30, 2015;
•	Total prepayment penalty of $1.2 million, which will be included in loss on extinguishment of debt in continuing operations in the Company’s 2015 statement of operations;
•

Write-off of related deferred financing fees which totaled approximately $1.8 million as of September 30, 2015. This write-off will be included in loss on extinguishment of debt in the Company’s 2015 statement of operations; and

•	Release of restricted cash from the lender escrow reserves, which totaled approximately $3.3 million as of September 30, 2015.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(In thousands, except per share data)

	Sunstone Hotel			Sunstone Hotel
	Investors, Inc.	Entity	Repayment of	Investors, Inc.
	Historical	Sale (A)	Debt (B)	Pro Forma
REVENUES
Room	$666,756	$(40,429)	$—	$626,327
Food and beverage	219,820	(3,158)	—	216,662
Other operating	61,671	(5,331)	—	56,340
Total revenues	948,247	(48,918)	—	899,329
OPERATING EXPENSES
Room	169,742	(12,047)	—	157,695
Food and beverage	153,412	(3,925)	—	149,487
Other operating	16,073	(582)	—	15,491
Advertising and promotion	46,252	(1,805)	—	44,447
Repairs and maintenance	34,798	(1,551)	—	33,247
Utilities	26,736	(1,625)	—	25,111
Franchise costs	30,009	(2,426)	—	27,583
Property tax, ground lease and insurance	72,413	(9,861)	—	62,552
Property general and administrative	109,384	(4,151)	—	105,233
Corporate overhead	27,222	(363)	—	26,859
Depreciation and amortization	122,911	(4,789)	—	118,122
Total operating expenses	808,952	(43,125)	—	765,827
Operating income	139,295	(5,793)	—	133,502
Interest and other income	3,350	(3)	—	3,347
Interest expense	(51,020)	—	5,097	(45,923)
Loss on extinguishment of debt	(2)	—	—	(2)
Gain on sale of asset	11,682	—	—	11,682
Income before income taxes	103,305	(5,796)	5,097	102,606
Income tax provision	(1,256)	3	—	(1,253)
INCOME FROM CONTINUING OPERATIONS	$102,049	$(5,793)	$5,097	$101,353

Basic and diluted income attributable to stockholders per common share	$0.42	$(0.03)	$0.03	$0.42
Basic and diluted weighted average common shares outstanding	207,264	207,264	207,264	207,264

See accompanying notes to unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and 2014.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(In thousands, except per share data)

	Sunstone Hotel			Sunstone Hotel
	Investors, Inc.	Entity	Repayment of	Investors, Inc.
	Historical	Sale (A)	Debt (B)	Pro Forma
REVENUES
Room	$606,944	$(41,232)	$—	$565,712
Food and beverage	192,917	(2,726)	—	190,191
Other operating	52,257	(4,946)	—	47,311
Total revenues	852,118	(48,904)	—	803,214
OPERATING EXPENSES
Room	159,829	(11,751)	—	148,078
Food and beverage	133,666	(3,556)	—	130,110
Other operating	15,476	(601)	—	14,875
Advertising and promotion	40,740	(1,588)	—	39,152
Repairs and maintenance	33,640	(1,612)	—	32,028
Utilities	25,588	(1,499)	—	24,089
Franchise costs	28,360	(2,474)	—	25,886
Property tax, ground lease and insurance	63,015	(9,677)	—	53,338
Property general and administrative	93,793	(4,240)	—	89,553
Corporate overhead	21,410	(127)	—	21,283
Depreciation and amortization	115,588	(4,413)	—	111,175
Total operating expenses	731,105	(41,538)	—	689,567
Operating income	121,013	(7,366)	—	113,647
Interest and other income	2,588	(7)	—	2,581
Interest expense	(54,666)	—	5,161	(49,505)
Loss on extinguishment of debt	(531)	—	—	(531)
Income before income taxes	68,404	(7,373)	5,161	66,192
Income tax benefit	79	23	—	102
INCOME FROM CONTINUING OPERATIONS	$68,483	$(7,350)	$5,161	$66,294

Basic and diluted income attributable to stockholders per common share	$0.29	$(0.04)	$0.03	$0.28
Basic and diluted weighted average common shares outstanding	188,901	188,901	188,901	188,901

See accompanying notes to unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and 2014.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and 2014 are based on the Company’s historical unaudited consolidated statements of operations for the nine months ended September 30, 2015 and 2014, as adjusted to assume that the following transactions which occurred in December 2015, had occurred on January 1, 2014:

•

The sale of the entity (the “Entity sale”) which is the indirect holder of 100% of the leasehold interests through which the Doubletree Guest Suites Times Square (the “Hotel”), located in New York City, New York, is operated; and

•	The repayment of debt secured by the Hotel.

In management’s opinion, all material adjustments to reflect the effects of the preceding transactions have been made. The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and 2014 are presented for illustrative purposes only, and are not necessarily indicative of what the Company’s actual results of operations would have been had the transactions described above occurred on January 1, 2014, nor does it purport to represent the Company’s future financial position or results of operations.

Notes and Management Assumptions:

A.Reflects the results of operations for the Hotel for the nine months ended September 30, 2015 and 2014.

B.Reflects interest expense of $5.1 million and $5.2 million that was recognized during the nine months ended September 30, 2015 and 2014, respectively, on the debt secured by the Hotel, which was repaid in December 2015.

SUNSTONE HOTEL INVESTORS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands, except per share data)

	Sunstone Hotel			Sunstone Hotel
	Investors, Inc.	Entity	Repayment of	Investors, Inc.
	Historical	Sale (A)	Debt (B)	Pro Forma
REVENUES
Room	$811,709	$(59,088)	$—	$752,621
Food and beverage	259,358	(3,706)	—	255,652
Other operating	70,931	(6,619)	—	64,312
Total revenues	1,141,998	(69,413)	—	1,072,585
OPERATING EXPENSES
Room	214,899	(15,980)	—	198,919
Food and beverage	180,053	(4,762)	—	175,291
Other operating	21,012	(795)	—	20,217
Advertising and promotion	54,992	(2,182)	—	52,810
Repairs and maintenance	45,901	(2,163)	—	43,738
Utilities	34,141	(2,057)	—	32,084
Franchise costs	38,271	(3,545)	—	34,726
Property tax, ground lease and insurance	84,665	(13,008)	—	71,657
Property general and administrative	126,737	(5,880)	—	120,857
Corporate overhead	28,739	(145)	—	28,594
Depreciation and amortization	155,845	(5,982)	—	149,863
Total operating expenses	985,255	(56,499)	—	928,756
Operating income	156,743	(12,914)	—	143,829
Interest and other income	3,479	(9)	—	3,470
Interest expense	(72,315)	—	6,873	(65,442)
Loss on extinguishment of debt	(4,638)	—	—	(4,638)
Income before income taxes	83,269	(12,923)	6,873	77,219
Income tax provision	(179)	28	—	(151)
INCOME FROM CONTINUING OPERATIONS	$83,090	$(12,895)	$6,873	$77,068

Basic and diluted income attributable to stockholders per common share	$0.34	$(0.07)	$0.04	$0.31
Basic and diluted weighted average common shares outstanding	192,674	192,674	192,674	192,674

See accompanying notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2014.

SUNSTONE HOTEL INVESTORS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2014 is based on the Company’s historical audited consolidated statement of operations for the year ended December 31, 2014, as adjusted to assume that the following transactions which occurred in December 2015, had occurred on January 1, 2014:

•

The sale of the entity (the “Entity sale”) which is the indirect holder of 100% of the leasehold interests through which the Doubletree Guest Suites Times Square (the “Hotel”), located in New York City, New York, is operated; and

•	The repayment of debt secured by the Hotel.

In management’s opinion, all material adjustments to reflect the effects of the preceding transactions have been made. The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2014 is presented for illustrative purposes only, and is not necessarily indicative of what the Company’s actual results of operations would have been had the transactions described above occurred on January 1, 2014, nor do they purport to represent the Company’s future financial position or results of operations.

Notes and Management Assumptions:

A.Reflects the results of operations for the Hotel for the year ended December 31, 2014.

B.Reflects interest expense of $6.9 million that was recognized during the year ended December 31, 2014 on the debt secured by the Hotel, which debt was repaid in December 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: December 18, 2015	By:	/s/ Bryan A. Giglia
Bryan A. Giglia Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 18, 2015